                                                                   Exhibit 10.47

THIS INDENTURE MADE THE 29TH DAY OF JANUARY 1998.


IN PURSUANCE OF THE SHORT FORMS OF LEASES ACT.


BETWEEN:


                           SAMUEL SARICK LIMITED AND
                           GRADUATE HOLDINGS LIMITED

                           (hereinafter called the "Landlord")


                                                              OF THE FIRST PART;


AND


                      LIFELINE SYSTEMS (CANADA) INC. AND
                      LIFELINE SYSTEMS INC.

                      (hereinafter called the "Tenant")


                                                             OF THE SECOND PART.

1.        PREMISES

          WITNESSETH that in consideration of the rents, covenants and agreements hereinafter reserved and contained on the part of the Tenant to be paid, observed and performed, the Landlord does demise and lease unto the Tenant the Premises, (herein called the "premises"), in the building, (herein called the "Building"), being municipally known as 95 Barber Greene Road, in the Borough of North York, comprising approximately 7,822.80 gross square feet of Rentable Area, being Suite 105 and Suite 112 of the first floor(s) of the Building as shown outlined in red on the plan attached hereto as Schedule "A". The exterior face of the exterior wall of the Building is expressly excluded from the Premises hereby demised.

2.        TERM

          TO HAVE AND TO HOLD the Premises for and during the Term, (herein called the "Term") of FIVE (5) years to be computed from the 1st day of April, 1998 and from thenceforth next ensuing and fully to be complete and ended on the 31st day of March, 2003.

3.        RENTAL

          The Tenant shall pay from and after the Commencement Date and throughout the Term, to the Landlord, in lawful money of Canada, without any prior demand therefor, and without any deduction, abatement, set-off or compensation whatsoever, as annual minimum Rent (the "Minimum Rent") throughout the first year of the Term, the sum of Forty-Six Thousand, Nine Hundred and Thirty-Six Dollars and Eighty Cents ($46,936.80), payable in advance in equal consecutive monthly instalments of Three Thousand, Nine Hundred and Eleven Dollars and Forty Cents ($3,911.40); throughout the second year of the Term as annual Minimum Rent, the sum of Fifty Thousand, Four Hundred and Fifty-Seven Dollars and Seventy-Six Cents ($50,457.06), payable in equal consecutive monthly instalments of Four Thousand, Two Hundred and Four Dollars and Seventy-Six Cents ($4,204.76); throughout the third year of the Term as annual minimum rent, the sum of Fifty-Two thousand, and Twenty-One Dollars and Sixty-Two Cents ($52,021.62), payable in equal consecutive instalments of Four Thousand, Three Hundred and Thirty-Five Dollars and Fourteen Cents ($4,335.14); throughout the fourth year of the Term, the sum of Fifty-Three Thousand, Five Hundred and Eighty-Six Dollars and Eighteen Cents ($53,586.18), payable in equal consecutive monthly instalments of Four Thousand, Four Hundred and Sixty-Five Dollars and Fifty-Two Cents ($4,465.52); throughout the fifth year of the term as annual minimum rent the sum of Fifty-Five Thousand, One Hundred and Fifty Dollars and Seventy-Four Cents ($55,150.74), payable in equal consecutive monthly instalments of Four Thousand, Five Hundred and Ninety-Five Dollars and Ninety Cents ($4,595.90) during the remainder of the Term to the Landlord at Suite 305, 95 Barber Greene Road, Don Mills, Ontario, M3C 2A2 or at such other place as the Landlord shall hereafter designate, the first of such payments to be made on the first day of April next. The foregoing rent is based upon an annual rate of Six Dollars ($6.00) per square foot during the first year of the Term; Six Dollars and Forty-Five Cents ($6.45) during the second year of the Term; Six Dollars and Sixty-Five Cents ($6.65) during the third year of the term; Six Dollars and Eighty-Five Cents ($6.95) during the fourth year of the term; and Seven Dollars and Five Cents ($7.05) during the remainder of the term of the Rentable Area of the Premises, and when the Rentable Area of the Premises is calculated by the Landlord, the rent shall, if necessary, be adjusted accordingly. If the Term commences on any day other than the first or ends on any day other than the last day of a month, rent for the fractions of a month at the commencement and at the end of the Term shall be adjusted pro-rata.

The Landlord acknowledges receipt of Four Thousand, Seven Hundred and Seventy-Eight Dollars and Eleven Cents ($4,778.11) from the Tenant to be held by the Landlord as security for the due performance by the Tenant of all its covenants and obligations on its part herein contained and to be applied to the damages resulting from default by the Tenant of any of its covenants and obligations hereunder or toward the payment or reduction of any claim of the Landlord against the Tenant.

4.        NET LEASE

          The Tenant acknowledges and agrees that it is intended that this Lease is a completely carefree net lease to the Landlord, and, except as expressly herein set out, that the Landlord is not responsible during the Term of the Lease for any costs, charges, expenses and outlays of any nature whatsoever arising from or relating to the Leased Premises or the use and occupancy thereof or to the contents thereof, or the business carried on therein, and the Tenant shall pay all charges, impositions, costs and expenses of any nature or kind relating to the Leased Premises, except as expressly herein set out.

5.        IN THE LEASE

          (a) "Proportionate Share" means the fraction which has as its numerator the Rentable Area of the Premises in the case of Premises forming part only of a floor of the Building (the "Additional Area" of the Premises), and has as its denominator the total Rentable Area of the Building, whether rented or not, subject only to the adjustments which follow. The total Rentable Area of the Building shall be calculated as if the Building were entirely occupied by Tenants renting full floors. The calculation of the total Rentable Area of the Building, whether rented or not, shall be determined on completion of the Building and shall be adjusted from time to time to give effect to any structural or functional change effecting same. The calculation of the Rentable Area of the Premises shall be adjusted from time to time to give effect to any change therein during the Term.

          (b) "Rentable Area" in the case of a whole floor of the Building shall include all area with the outside Building walls and shall be computed by measuring to the outside surface of the outside Building walls without deduction for columns and projections necessary to the building but shall not include stairs and elevators shafts provided by the Landlord for use in common with other Tenants.

          (c) Rentable Area in the case of a part of the floor of the Building shall include all area occupied by the Tenant and shall be computed by measuring from the outside surface of the outside Building walls to the outside surface of corridors or other permanent partitions and to the centre of partitions which separate the area occupied by the Tenant from adjoining Rentable Areas without deduction for columns and projections necessary to the Building but shall not include stairs and elevator shafts supplied by the Landlord for use in common with other Tenants within the area occupied. The Rentable Area of the Premises (as calculated in accordance with the foregoing formula shall be increased (such increase being referred to in this lease as the "Additional Area") by the fraction of the total area of the corridors, elevator lobbies, service elevator lobbies, toilets, air conditioning rooms, fan rooms, janitors' closets, telephone and electrical closets and other closets serving the Premises in common with other Premises, if any, on such floor, which fraction has as its numerator the Rentable Area for the Premises (calculated in accordance with the foregoing formula) and has as its denominator the sum of the Rentable Areas (prior to the inclusion of the additional area) of such floor. The lobbies and entrances on the main floor and any other floor(s) and subservice floors used in common by Tenants shall be excluded from the foregoing calculations. The "Additional Area" shall not be utilized in determining the Rentable Area of the Premises for purposes of establishing basic annual rent under the provisions of Paragraph 3 hereof.

          (d) In determining the Proportionate Share, the Net Rentable Area, the Rentable Area or the total Rentable Area of the Building, the Landlord's architect's certificate in that regard shall be final and binding upon the parties hereto.

6.        TAXES AND OPERATING COSTS

          (a)  Taxes Payable by the Tenant
               ---------------------------

               (i) In this paragraph 6(b), and elsewhere throughout this lease, "Taxes" means all taxes, rates, duties, levies and assessments whatsoever whether municipal, parliamentary or otherwise, charged upon the Building and the land appurtenant thereto or upon the Landlord on account thereof including municipal taxes for local improvements but excluding the amount by which Separate School taxes (if any should be payable) exceed the amounts which would have been payable for school taxes if no assessment for Separate Schools had been made an excluding any tax which has been attracted by Tenants' improvements and excluding any taxes such as corporate income, profit and excess profit taxes assessed upon the income of the Landlord and shall also include any and all taxes which may in future be levied in lieu of Tax as hereinbefore defined;

               (ii) The Tenant shall pay monthly in advance, or otherwise as the Landlord directs, in accordance with paragraph 7 and as additional rent, the Tenant's Proportionate Share of all Taxes.

          (b)  Tenant's Proportionate Share of Operating Costs
               -----------------------------------------------

               (i) In this paragraph 6(b), and elsewhere throughout this Lease, "Operating Costs" means the total amount paid or incurred regardless of when payable, whether by the Landlord or others on behalf of the landlord, for operating and maintaining the Building as a first-class office building, so as to give it high character and distinction and shall include, without limited the generality of the foregoing, all monies paid or incurred to persons, firms, companies, or corporations employed in the maintenance of the Building (including cost of janitorial services for offices), all costs of repairs required for such maintenance, heating costs including the purchase of fuel, gas and steam for heating or other purposes, and the cost of making repairs to the heating equipment, elevator maintenance costs, the cost of providing hot and cold water, the cost of providing electricity, the cost of washroom supplies, the cost of air conditioning and window cleaning, fire, casualty, liability and other insurance, telephone and other public utility costs, the cost of service contracts with independent contractors, remuneration to managing agents, the cost of audit fees for the calculation of rental adjustments under this lease, the total cost of operating, maintaining, cleaning, supervising, policing, repairing and replacing the exterior parking areas, common areas, landscaped areas and facilities, salaries, expenses and costs applicable to the capital cost or replacement of boilers, heating apparatus, air conditioning equipment, elevators, elevator machinery and all other mechanical equipment within the Building or appurtenances thereto, and all other expenses paid or incurred by the Landlord in connection with the maintenance, operation and management of the

               Building and the services connected therewith.

               The tenant shall pay their proportionate share of all roof repairs, but will not be responsible for any share of a total one hundred percent roof replacement.

               (ii) The Tenant shall pay monthly in advance, or otherwise as the Landlord directs, in accordance with paragraph 7 and as additional rent, the Tenant's Proportionate Share of Operating Costs.

7.        PAYMENT OF TAXES AND OPERATING COSTS

          (a) The amounts payable by the Tenant pursuance to paragraph 6(a)(ii) and paragraph 6(b)(ii) hereof may be estimated by the Landlord for such period as the Landlord determines from time to time, and the Tenant agrees to pay to the Landlord the Tenant's Proportionate Share as so estimated of such amounts in monthly instalments in advance during the period as additional rent. Notwithstanding the foregoing, as soon as bills for all or any portion of the amounts so estimated are received, the Landlord may bill the Tenant for the Tenant's Proportionate Share thereof and the Tenant shall pay the Landlord the amount so billed (less all amounts previously paid by the Tenant on the basis of the Landlord's estimates) as additional rent within ten
          (10) days following receipt by the Tenant of written notice of the amount owing, if any.

          (b) Within a reasonable period of time after the end of the period for which the estimated payments have been made, the Landlord shall determine and advise the Tenant of the Taxes and Operating Costs for such period, together with the calculation of the Tenant's Proportionate Share of such amounts and costs, and if necessary, and adjustment shall be made between the parties in the following manner. If the amount the Tenant has paid is less than the amounts due, the Tenant shall pay the deficiency to the Landlord as additional rent within ten (10) days following the receipt by the Tenant of notice of the amount of the deficiency. If the amount the Tenant has paid is greater than the amounts due, the Landlord shall refund the excess to the Tenant within a reasonable period for the time after the Landlord's determination.

          (c) If the term of this lease shall commence, or shall be determined on a day other than the first or last day of the period from time to time adopted by the Landlord in accordance with paragraph 7(a), The Tenant shall be liable only for a portion of the amount of the Tenant's Proportionate Share of Taxes and Operating costs for such period, determined by a per diem basis by dividing the amount of the Tenant's Proportionate Share of Taxes and Operating Costs for such period by 365 and multiplying the quotient so obtained by the number of days in the term falling in the period in questions.

          (d) That the Tenant will reimburse the Landlord for each rental year and at the times and in the manner specified by the Landlord, the Tenant's Proportionate Share (as hereinafter defined) of the Landlord's Capital Taxes related to the Building and the full amount of any taxes in the nature of the business transfer tax, value added tax, sales tax or any other similar tax levied, rated, charged or assessed in respect of the Minimum Rent and additional rent payable by the Tenant under this Lease or in respect of the rental of space by the Tenant under this Lease. It is agreed and understood that the Tenant shall reimburse the Landlord for such taxes at the full tax rate applicable from time to time in respect of the Minimum Rent and additional rent or the rental of space, without reference to any tax credits or exemptions available to the Landlord.

8.        TENANT'S COVENANTS

          (a)  Payment of Rent
               ---------------

               to pay rent;

          (b)  Electric Charges
               ----------------

               to pay the total cost of any replacement of any electrical lightbulbs, tubes, starters, and ballasts in the Premises. (Provided that the Landlord shall have the exclusive right to attend to any such replacement as aforementioned, but at the cost of the Tenant as aforesaid);

          (c)  Payment of Business Tax, etc.
               -----------------------------

               in each and every year during the Term to pay as additional rent and discharge within twenty (20) days after same shall become due and payable all Taxes, rates, duties and assessments and other charges that may be levied, rated, charged, or assessed against or in respect of or attributable by the Landlord to all improvements, equipment and facilities of the Tenant on or in the Premises (whether installed by the Tenant or the Owner or Landlord on behalf of the Tenant) and every Tax and licence fee in respect of any and every business carried on thereof or therein in respect of the use or occupancy thereof by the Tenant (and any and every sub-tenant or licensee), whether such Taxes, rates, duties, assessments and licence fees are charged by any municipal, parliamentary school or other body during the Term hereby demised, and will indemnify and keep indemnified the Landlord from and against payment of all loss, costs, charges and expenses occasioned by, or arising from any and all such Taxes, rates, duties, assessments, licence fees and any and all Taxes which may in future be levied in lieu of such Taxes, and any such loss, costs, charges and expenses suffered by the Landlord may be collected by the Landlord as rent with all rights of distress and otherwise as reserved to the Landlord in respect of rent in arrears. The Tenant further covenants and agrees that upon written request of the Landlord the Tenant will promptly deliver to it for inspection receipts for payment of all Taxes, rates, duties, assessments and other charges in respect of all improvements, equipment and facilities of the Tenant on or in the Premises which were due and payable up to one (1) month prior to such request, and in any event will furnish to the Landlord if requested by the Landlord evidence of payments satisfactory to the Landlord before the 21st day of January in each year covering payments for the preceding year. If the Tenant or any subtenant or licensee of the Tenant shall elect to have the Premises or any part thereof assessed for separate school Tax is ascertained, any amount by which the amount of the separate school taxes exceed the amount with would have been payable for school Taxes had such election not been made;

          (d) and to repair, reasonable wear and tear and damage by fire, lightning and tempest only excepted, and that the Landlord may enter and view the state of repair and that the Tenant will repair according to notice in writing, reasonable wear and tear and damage by fire, lightning and tempest only excepted; and that the Tenant will leave the Premises in good repair, reasonable wear and tear and damage by fire, lightning and tempest only excepted; provided that if the Tenant neglects to make such repairs within a reasonable time after notice, the landlord may, at its option, make such repairs at the expense of the Tenant, and in any and every such case the Tenant covenants with the Landlord to pay to the Landlord forthwith as additional rent, all sums which the Landlord may have expended in making such repairs, and shall not have previously received from the Tenant; and provided further that the making of any repairs by the Landlord shall not relieve the Tenant from the obligation to repair;

          (e)  Repair Where Tenant At Fault
               ----------------------------

               if the Building,including the Premises, the elevators,boilers, engines, pipes and other apparatus (or any of them) used for the purpose of heating or air-conditioning the Building or operating the elevators, or if the water pipes, drainage pipes, electric lighting or other equipment of the Building or the roof or outside walls of the Building get out of repair or become damaged or destroyed through the negligence, carelessness or misuse of the Tenant, its servants, agents, employees or anyone permitted by it to be in the Building, or through it or them in any way stopping up or injuring the heating apparatus, elevators, water pipes, drainage pipes or other equipment or part of the building, the expense of the necessary repairs, replacements or alterations shall be borne by the Tenant who shall pay the same to the Landlord forthwith on demand;

          (f)  Assigning or Subletting
               -----------------------

               and will not assign or sublet without leave; provided that prior to the Tenant entering into any Agreement to assign or sublet it shall notify the Landlord in writing of its intention to do so and shall request the Landlord's consent to such assignment or subletting and the Landlord shall then have the right exercisable within thirty (30) days after such notice to cancel and terminate this lease if the request is to assign or sublet all of the Premises or, if the request is to sublet a portion of the Premises only, the Landlord shall have the right to cancel and terminate this lease with respect to such portion and the rent payable by the Tenant under this lease shall be abated proportionately. If the Landlord so exercises such right, the Tenant shall surrender possession of the entire Premises or the portion which is the subject of the right, as the case may be not less than sixty (60) days and not more than one hundred and twenty (120) days following the Landlord's notice of exercise of its right hereunder in accordance with all the provisions of this lease relating to the surrender of the premises at the expiration of the Term. If the Landlord shall not exercise its right to cancel this lease as hereinbefore set forth then the Landlord's consent to such request shall not be unreasonably withheld. In no event shall any assignment or subletting to which the Landlord has consented release or relieve the Tenant from its obligations fully to perform all of the Terms, covenants, and conditions of this lease;

          If the Tenant intends to effect a transfer of all or any part of the Leased Premises or this Lease, in whole or in part, or of any estate or interest hereunder, then and so often as such event shall occur, the Tenant shall give prior written notice to the Landlord of such intent, specifying therein the name of the proposed transferee and shall provide such information with respect thereto, including, without limitation, information concerning the principals thereof and as to any credit, financial or business information relating to the proposed transferee as the Landlord requires, and the Landlord shall, within fifteen (15) days thereafter, notify the Tenant in writing either, that (a) it consents or does not consent to the transfer, or
          (b) it elects to cancel this Lease in preference to the giving of such consent. If the Landlord elects to cancel this Lease, as aforesaid, the Tenant shall notify the Landlord in writing within fifteen (15) days thereafter of the Tenant's intention either to refrain from such transfer or to accept the cancellation of this Lease. If the Tenant fails to deliver such notice within such period of fifteen (15) days, this Lease will thereby be terminated upon expiration of the said fifteen (15) day period. If the Tenant advises the Landlord it intends to refrain from such transfer, then, the Landlord's right to cancel this Lease as aforesaid shall become null and void in such instance.

          Notwithstanding the foregoing, the Landlord's right to terminate shall not apply in connection with an assignment or subletting to any entity which controls, is controlled by or is under common control with the Tenant, or to any successor in connection with a corporate reorganization or sale of all or substantially of the Tenant's stock or assets.

          (g)  Rules and Regulations
               ---------------------

               that the Tenant and its employees and all persons visiting or doing business with them on the Premises shall be bound by and shall observe and perform the Rules and Regulations attached to this lease and any further and other reasonable Rules and Regulations made hereafter by the Landlord of which notice in writing shall be given to the Tenant and all such Rules and Regulations shall be deemed to be incorporated in and form part of this lease;

          (h)  that:

               (i) the Premises will be used only for the purpose of offices, twenty-four hour monitoring centre and electronic equipment maintenance and storage and for no other purpose; provided the Tenant in the use and occupation of the demised Premises and in the prosecution or conduct of any business therein shall comply with all requirements of all laws, orders, ordinances, rules and regulations of any governmental authority and with any direction or certificate of occupancy issued pursuant to any law by any public officer or officers; the Premises will not be used or caused or permitted to be used for the purpose of any bankrupt, liquidation or auction sale; and that the Tenant will not carry on or permit to be carried on therein any other trade or business, and that the Tenant will not do or omit or permit to be done or omitted upon the Premises anything which shall cause the rate of insurance upon the Building to be increased and that if the rate of insurance on the Building shall be increased by reason of the use made of the Premises or by reason of anything done or omitted or permitted to be done or omitted by the Tenant or by anyone permitted by the Tenant to be upon the Premises, the Tenant will pay to the Landlord the amount of such increase; and

               (ii) if any insurance policy upon the Building shall be cancelled by the insurer by reason of the use or occupation of the Premises or any part thereof by the Tenant or by any assignee or subtenant of the Tenant or by anyone permitted by the Tenant to be upon the Premises the Landlord may at its option determine this lease forthwith by leaving upon the Premises notice in writing of its intention so to do and thereupon rent and any other payments for which the Tenant is liable under this lease shall be apportioned and paid in full to the date of such determination and the Tenant shall immediately deliver up possession of the Premises to the Landlord and the Landlord may re-enter and take possession of the same;

          (i)  Observance of Law
               -----------------

               to comply with all provisions of law including without limitation federal and provincial legislative enactments, Building By-laws, and any other governmental or municipal regulations which relate to the partitioning, equipment, operation and use of the leased Premises, and to the making of any repairs, replacements, alterations, additions, changes, substitutions or improvements of or to the Premises. And to comply with all police, fire and sanitary regulations imposed by any federal, provincial or municipal authorities or made by fire insurance underwriters, and to observe and obey all governmental and municipal regulations and other requirements governing the conduct of any business conducted in the Premises.

          (j)  Waste and Nuisance
               ------------------

               not to do or suffer any waste, or damage, disfiguration or injury to the Premises or the fixtures and equipment thereof permit or suffer any overloading of the floors thereof; and not to use or permit to be used any part of the Premises for any dangerous, noxious or offensive trade or business and not to cause or maintain any nuisance in, at or on the Premises;

          (k)  Entry by Landlord
               -----------------

               to permit the Landlord, its servants or agents to enter upon the Premises at any time and from time to time for the purpose of inspecting and making repairs, alterations or improvements to the Premises or to the Building, and Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort occasioned thereby;

          (l)  Indemnification of Landlord
               ---------------------------

               the Tenant will indemnify and save harmless the Landlord from any and all liabilities, fines, suits, claims, demands, costs and actions of any kind or nature whatsoever to which the Landlord shall or may become liable for, or suffer by reason of any branch violation or non-performance by the Tenant of any covenant, term or provision hereof, or by reason of any injury, loss, damage or death resulting from, occasioned to or suffered by any person or persons, or any property by reason of any act, neglect or default on the part of the Tenant, or any of its agents, customers, employees, servants, contractors, licensees or invitees, in or about the Premises or any part thereof; such indemnification in respect of any such breach, violation, non-performance, damage to property loss, injury or death occurring during the term of this lease shall survive any termination of this lease, anything in this lease to the contrary notwithstanding.

          (m)  Exhibiting Premises
               -------------------

               to permit the Landlord or its agents to exhibit the Premises to prospective Tenants during normal business hours of the last twelve months of the Term;

          (n)  Alterations, etc.
               -----------------

               that the Tenant will not make or erect in or to the Premises any installations, alterations, additions or partitions without submitting plans and specifications to the Landlord and obtaining the landlord's prior written consent in each instance; such work shall if the landlord so elects be performed by employees of or contractors designated by the Landlord; in the absence of such election, such work may be performed with the Landlord's consent in writing given prior to letting of contract, by contractors engaged by the Tenant, but in each case only under written contract approved in writing by the Landlord and subject to all conditions which the Landlord may impose; the Tenant shall submit to the landlord's supervision over construction and promptly pay to the Landlord or the tenant's contractors as the case may be, when due, the cost of all such work and of all materials, labour and services involved therein and of all decoration and all changes in the Building, its equipment or services, necessitated thereby. Notwithstanding anything herein contained, the landlord may require that the Tenant upon expiration of the Term shall restore the Premises to the condition they were in previous to such alterations and additions. Without limiting the generality of any of the foregoing, any work performed by or for the Tenant shall be performed by competent workmen whose trade union affiliations are not incompatible with those of any workmen who may be employed in the Building by the Landlord, its contractors or subcontractors;

          (o)  Liens
               -----
               if any Mechanic's or other liens or Order for the payment of money shall be filed against the Premises by reason of, or arising out of any labour or material, work or service furnished to the Tenant or to anyone claiming through the Tenant, the Tenant shall, within fifteen (15) days after notice to the Tenant of the filing thereof, cause the same to be discharged by bonding, deposit, payment, Court Order or otherwise. The Tenant shall defend all suits to enforce such lien or Order whether against the Tenant or the Landlord at the Tenant's own expense. The Tenant hereby indemnifies the Landlord against any expense or damage as a result of such lien or Order.

          (p)  Interior Walls
               --------------

               that the Tenant will not deface or mark any part of the said Building and Will not permit any hole to be drilled or made or nails, screws, hooks or spikes to be driven in the interior walls, doors or floors or stone or brick work of the said Building or any appurtenances thereof without the written consent of the Landlord;

          (q)  Signs
               -----

               that the Tenant will not paint, place, affix, inscribe or display on any of the windows of the Building, or on any part of the outside of the said Building whatever, or inside of the said Building, any sign, picture, direction, lettering, advertisement or notice without the written consent of the Landlord. The Landlord will prescribe a uniform pattern of identification signs for Tenants to be placed on the outside of doors leading into the Premises of Tenants of part floors. The Tenant on ceasing to be the Tenant of the Premises will, before leaving them, cause any sign, advertisement or notice as aforesaid to be removed or obliterated at its own expense and in a workmanlike manner. The Tenant shall be entitled to have its name show upon the directory board of the Building but the Landlord shall in its sole discretion design the style of such identification and allocate the space on the directory board for each Tenant;

          (r)  Name of Building
               ----------------

               not to refer to the Building by any name other than that designated from time to time by the Landlord nor use the name of the Building for any purpose other than that of the business address of the Tenant;

          (s)  Glass
               -----

               the Tenant shall pay the cost of replacement with as good quality and size of any glass broken on the Premises during the continuance of this lease, unless such breakage is not the result of any act of contractors, licensees or invitees;

          (t)  Certificates
               ------------

               the Tenant agrees that it will at any time and from time to time upon not less than ten (10) days' prior notice executed and deliver to the Landlord a statement in writing certifying that this lease is unmodified and in full force and effect (or, if modified stating the modifications and that the same is in full force and effect as modified), the amount of the annual rental then being paid hereunder, the dates to which the same, by instalments or otherwise, and other charges hereunder have been paid, and whether or not there is any existing default on the part of the Landlord of which the Tenant has notice.

9.        QUIET ENJOYMENT

          THE LANDLORD covenants with the Tenant for quiet enjoyment.

10.       LANDLORD COVENANTS

          THE LANDLORD further covenants with the Tenant as follows:

          (a)  Heating and Air Conditioning
               ----------------------------

               to heat and/or air condition the Premises with heating and air conditioning equipment or appliances in such manner as to keep the Premises reasonably warm and air conditioned, as the case may be, for the reasonable and comfortable use thereof by the said Tenant, its employees, servants and agents, 24 hours a day 7 days a week, but in case the boilers, engines, pipes or other apparatus or any of them used in effecting the heating and/or air conditioning of the said Premises at any time become incapable of heating and/or air conditioning the said Premises as aforesaid or be damaged or destroyed, the Landlord shall have a reasonable time within which to repair such damage or replace such boilers, engines, pipes or apparatus or any of them, and the Landlord shall replace or repair the said boilers, engines pipes or other apparatus with reasonable speed. The consequential damages or for damages for personal discomfort or illness by reason of the breach or this covenant;

          (b)  Elevator
               --------

               to furnish, except when repairs are being made, passenger elevator service during normal business hours and limited elevator service at other times; operator less automatic elevator service, if made available, shall be deemed "elevator service" within the meaning of this paragraph; and to permit the Tenant and the employees of the Tenant to have free use of such elevator service in common with others but the Tenant and such employees and all other persons using the same shall do so at their sole risk and under no circumstances shall the Landlord be held responsible for any damage or injury happening to any person while using the same or occasioned to any person by any elevator or any of its appurtenances;

          (c)  Access
               ------

               to permit the Tenant and the employees of the Tenant and all persons lawfully requiring communication with them to have the use at all reasonable times in common with others of the main entrance and stairways and corridors leading to the Premises;

          (d)  Washrooms
               ---------

               to permit the Tenant and the employees of the Tenant in common with others entitled thereto to use the washrooms in the Building on the floor(s) in which the Premises are situated;

          (e)  Janitor Services
               ----------------

               to cause when reasonably necessary from time to time the floors of the Premises to be swept and cleaned and the desks, tables and other furniture of the Tenant to be dusted; and to cause when reasonably necessary from time to time, but not more than once in every two month period, the windows of the Premises to be washed, but with the exception of the obligation to cause such work to be done, the Landlord shall not be responsible for any act of omission or commission on the part of the person or persons employed to perform such work;

          such work shall be done at the Landlord's direction and without interference by the Tenant, its servants or employees; the Tenant agrees that any such authorized representative shall have free access to the Premises;

11.       FIXTURES

          PROVIDED that the Tenant may remove its fixtures if all rent due or to become due is fully paid; provided further, however, that all installations, alterations, additions, partitions and fixtures other than trade or Tenant's fixtures in or upon the Premises, whether placed there by the Tenant or the Landlord, shall be the Landlord's property upon the termination of this Lease without compensation therefor to the Tenant and shall not be removed from the Premises at any time either during or after the Term. Notwithstanding anything herein contained the landlord shall be under no obligations to repair or maintain the Tenant's installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the tenant; and further notwithstanding anything herein contained the Landlord shall have the right upon the termination of this lease by affluxion of time or otherwise to require the Tenant to remove its installations, alterations, additions, partitions and fixtures or anything in the nature of a leasehold improvement made or installed by the Tenant and to make good any damage caused to the Premises by such installation or removal.

          IT IS UNDERSTOOD AND AGREED that the Landlord will not unreasonably withhold its consent if the Tenant requires the installation of antennae, uninterrupted power supplies/generators or other equipment and devices necessary to conform to ULC or other standards for the effective operation of its business, subject to the Landlord's reasonable installation specifications, all at the Tenants cost including any engineering or other costs incurred by the Landlord.

12.       FIRE

          PROVIDED, and it is hereby expressly agreed that if and whenever during the Term hereby demised the Building of which the Premises form a part shall be destroyed or damaged by fire, lightning or tempest, or any of the perils normally insured against under the provisions of standard extended coverage fire insurance policies, then, and in every such event:

          (a) If the damage or destruction of the building of which the Premises form a part renders seventy-five percent (75%) or more of the said Building wholly unfit for occupancy, the Landlord may, at its option, terminate this lease by giving to the Tenant notice in writing of such termination, in which event, this lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage, and the rent and all other payments for which the Tenant is liable under the Terms of this lease shall be apportioned and paid in full to the date of such destruction or damage.

          (b) If the damage or destruction to the said Building is such that the portion of the Building hereby demised is rendered wholly unfit for occupancy or it is impossible or unsafe to use and occupy it an if in either event the damage, in the opinion of the Landlord, to be given to the Tenant within twenty-five (25) days of the happening of such damage or destruction, cannot be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage or destruction, then either the Landlord or the Tenant may, within five (5) days next succeeding the giving of the Landlord's opinion as aforesaid terminate this lease by giving to the other notice in writing of such termination, in which even this lease and the Term hereby demised shall cease and be at an end as of the date of such destruction or damage and the rent and all other payments for which the Tenant is liable under the terms of this lease shall be apportioned and paid in full to the date of such destruction or damage; in the event that neither the Landlord nor the Tenant so terminate this lease, then the Landlord shall repair the said Building with all reasonable speed and the rent hereby reserved shall abate from the date of the happening of the damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises;

          (c) If the damage be such that the portion of the said Building hereby demised is wholly unfit for occupancy, or if it is impossible or unsafe to use or occupy it but if in either event the damage, in the opinion of the Landlord, to be given to the Tenant within twenty-five (25) days from the happening of such damage, can be repaired with reasonable diligence within one hundred and twenty (120) days from the happening of such damage, then the rent hereby reserved shall abate from the date of the happening of such damage until the damage shall be made good to the extent of enabling the Tenant to use and occupy the Premises and the Landlord shall repair the damage with all reasonable speed.

          (d) If in the opinion of the Landlord the said damage can be made good as aforesaid within one hundred and twenty (120) days of the happening of such destruction or damage and the damage is such that the portion of the Building demised is capable of being partially used for the purposes for which it is hereby demised, then until such damage has been repaired, the rent shall abate in the proportion that the part of the portion of the Building demised is rendered unfit for occupancy bears to the whole of the said portion of the Building demised and the Landlord shall repair the damage with all reasonable speed.

13.       PUBLIC LIABILITY

          That the Landlord shall not in any event whatsoever be liable or responsible in any way for any personal injury or death that may be suffered or sustained by the Tenant or any employee of the Tenant or any other person who may be upon the Premises or for any loss or damage or injury to any property belonging to the Tenant or to its employees or to any other person while such property is on the Premises and, in particular, (but without limiting the generality of the foregoing) the Landlord shall not be liable for any damage to any such property caused by steam, water, rain or snow which may leak into, issue or flow from any part of the said building or adjoining premises or from the water, steam, sprinkler or drainage pipes or plumbing works of the same or from any other place or quarter or for any damage caused by or attributable to the condition or arrangement of any electrical or other wiring or for any damage by anything done or omitted to be done by any Tenant.

14.       IMPOSSIBILITY OF PERFORMANCE

          It is understood and agreed that whenever and to the extent that the Landlord shall be unable to fulfil, or shall be delayed or restricted in the fulfilment of any obligation hereunder in respect of the supply or provision of any service or utility or the doing of any work or the making of any repairs by reason of being unable to obtain the material goods, equipment, service, utility or labour required to enable it to fulfil such obligation or by reason of any statute, law or order-in-council or any regulation or order passed or made pursuant thereto or by reason of the order or direction of any administrator, controller or board, or any governmental department or officer or other authority, or by reason of not being able to obtain any permission or authority required thereby, or by reason of any other cause beyond its control whether of the foregoing character or not, the

Landlord shall be relieved from the fulfilment of such obligation and the Tenant shall not be entitled to compensation for any inconvenience, nuisance or discomfort thereby occasioned.

15.       DEFAULT OF TENANT

          PROVIDED and it is hereby expressly agreed that if an whenever the rent hereby reserved or any part thereof shall not be paid on the day appointed for payment thereof, whether lawfully demanded or not, or in case of breach or non-observance or non-performance of any of the covenants, agreements, provisos, conditions or Rules and Regulations on the part of the Tenant to be kept, observed or performed, or in case the Premises shall be vacated or remain unoccupied for fifteen (15) days or in case the Term shall be taken in execution or attachment for any cause whatever, then and in every such case, it shall be lawful for the Landlord thereafter to enter into and upon the Premises or any part thereof in the name of the whole and the same to have again, repossess and enjoy as of its former estate, anything in this lease contained to the contrary notwithstanding other than proviso to this paragraph 15: PROVIDED that notwithstanding anything to the contrary this paragraph 15 contained, the Landlord shall not at any time have the right to re-enter and forfeit this Lease by reason of the Tenant's default in the payment of the rent reserved by this Lease, unless and until the Landlord shall have given to the tenant at lease five (5) business days written notice of its intention so to do an setting forth the default complained of and the Tenant shall have the right during such five
(5) business days to cure any such default in payment of rent.

16.       BANKRUPTCY, ETC.

          PROVIDED FURTHER that in case without the written consent of the Landlord the Premises shall be used by any other person than the Tenant or for any other purpose than that for which the same were let or in case the Termor any of the goods and chattels of the Tenant shall be at any time seized in execution or attachment by any creditor of the Tenant or the Tenant shall make any assignment for the benefit of the creditors or any bulk sale or become bankrupt or insolvent or take the benefit of any Act now or hereafter in force for bankrupt or insolvent debtors, or, if the Tenant is a corporation and any order shall be made for the winding-up of the Tenant, or other terminations of the corporate existence of the Tenant, then in any such case this Lease shall, at the option of the Landlord cease and determine and the Term shall immediately become forfeited and void and the then current month's rent and the next ensuing three (3) months' rent shall immediately become due and be paid and the Landlord may re-enter and take possession of the Premises as though the Tenant or other occupant(s) of the Premises was or were holding over after the expiration of the Term without any right whatsoever.

17.       DISTRESS

          The Tenant waives and renounces the benefit of any present or future statute taking away or limiting the Landlord's right of distress, and covenants and agrees that notwithstanding any such statute none of the goods and chattels of the Tenant on the Premises at any time during the Term shall be exempt from levy by distress for rent in arrears.

18.       RIGHT OF RE-ENTRY

          The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all others rights, shall have the right to enter the Premises as the agent of the Tenant either by force or otherwise, without being liable for any prosecution therefor and to relet the Premises as the agent of the Tenant, and to receive the rent therefore and as the agent of the Tenant to take possession of any furniture or other property on the Premises and to sell the same at public or private sale without notice and to apply the proceeds of such sale and any rent derived from re-letting the Premises upon account of the rent under this Lease, and the Tenant shall be liable to the Landlord for the deficiency, if any.

19.       RIGHT OF TERMINATION

          The Tenant further covenants and agrees that on the Landlord becoming entitled to re-enter upon the Premises under any of the provisions of this Lease, the Landlord, in addition to all other rights, shall have the right to determine forthwith this lease and the Term by leaving upon the Premise notice in writing of its intention so to do, and thereupon rent and any other payments for which the Tenant is liable under this Lease shall be computed, apportioned and paid in full to the date of such determination of this Lease, and the Tenant shall immediately deliver up possession of the Premises to the Landlord, and the Landlord may re-enter and take possession of the same.

20.       NON-WAIVER

          No condoning, excusing or overlooking by the Landlord of any default, breach or non-observance by the Tenant at any time or times in respect of any covenant, proviso or condition herein contained shall operate as a waiver of the Landlord rights hereunder in respect of any continuing or subsequent default, breach or non-observance, or so as to defeat or affect in any way the right of the Landlord herein in respect of any such continuing or subsequent default or breach, and no waiver shall be inferred from or implied by anything done or omitted by the Landlord save only express waiver in writing. All rights and remedies of the Landlord in this Lease contained shall be cumulative and not alternative.

21.       RECOVERY OR ADJUSTMENTS

          The Landlord shall have (in addition to any other right or remedy of the Landlord) the same rights and remedies in the event of default by the Tenant in payment of any amount payable by the Tenant hereunder, as the Landlord would have in the case of default in payment of rent; all such payments required to be made by the Tenant under the Terms of this Lease shall be deemed rent, the arrears of such payments shall bear interest at the rate of two percent (2%) per month.

22.       OVER-HOLDING

          If the Tenant shall continue to occupy the Premises after the expiration of this Lease with or without the consent of the Landlord, and without any further written agreement, the Tenant shall be a monthly Tenant shall be a monthly Tenant at the monthly rental herein mentioned on the terms and conditions herein set out except as the length of the tenancy.

23.       REGISTRATION

          THE TENANT covenants and agrees with the Landlord that the Tenant will not register this Lease in this form in the Registry Office or the land Titles Office. If the Tenant desires to make a registration for the purpose only of giving notice of this Lease, then the parties hereto shall contemporaneously with the execution of this Lease execute a short form thereof solely for the purpose of supporting an application for registration of notice thereof.

24.       PARKING

          (a) Subject to the provisions of this paragraph, the Tenant shall have the right, at all times, with others entitled thereto, to use the common driveways and the parking areas appurtenant thereto, provided that the

          Landlord shall have the right to make such changes and improvements or alterations as the Landlord may, from time to time, decide in respect of the common outside areas, including the right to change the location of layout of the parking areas.

          (b) Tenant shall utilize only those parking spaces designated by the Landlord in the parking area and the Landlord reserves unto itself the right, from time to time, to relocate such designated parking spaces within the parking areas or prohibit the Tenant from utilizing such parking areas as are so designated for other tenants, upon notice in writing by the Landlord to the Tenant; provided it is understood and agreed that save for assigning numbers to such spaces and designating to the Tenant three (3) parking spots reserved and located outside the tenants rear door, the Landlord shall have no obligation whatever to police such parking area nor ensure exclusivity with respect thereto.

          (c) All parking places shall be subject to this Lease and the reasonable rules and regulations made by the Landlord, where applicable from time to time.

25.       RENEWAL

          Landlord covenants with Tenant that if Tenant duly and regularly pays the rent and performs all of the covenants, provisos and agreements on the part of Tenant to be paid and performed in the Lease, and provided the Tenant to be paid and performed in the Lease, and provided the Tenant is not then in default under the terms of the Lease, Landlord, at the expiration of the Term, and upon Tenant's written request, mailed by registered post, returned receipt requested, to, or delivered to, Landlord and received by Landlord at least nine (9) months prior to the expiration of the Term, grant to Tenant a renewal lease of the Demised Premises on an "as is" basis for a further term of Five (5) years, upon the same terms and conditions except as to further renewal term and except as to Rent, which Rent is to be the then fair market Rent on a net carefree basis (the "Renewal Rent") for the Demised Premises at the Commencement of the renewal term. If the parties are unable to agree as to Renewal Rent, such Renewal Rent shall be determined by arbitration. It is agreed that whether such Renewal Rent is agreed upon or determined by arbitration, such Renewal Rent shall in no event provide for a Rent plus percentage rent, if any, in an amount less than the Rent, for the last year of the Term, which is Five ($5.00) Dollars plus the balance of amortized leasehold costs. Pending agreement of the parties as to, or as to the determination by arbitration of the Renewal Rent, Tenant shall continue to pay the Rent for the last year of the Term, and upon agreement or determination by arbitration as aforesaid shall commence to pay the Renewal Rent retroactive to the commencement of the renewal term. Any underpayment by the Tenant shall be adjusted retroactive to the commencement of the renewal term.

          If the Tenant after Five (5) years does not wish to renew the lease, then all of the unpaid portion of their leasehold improvements, in accordance with the payment schedule attached herewith and defined as Schedule "B" shall become due and payable immediately.

26.       ADJACENT SPACE

          The Landlord agrees to provide the Tenant with the opportunity to lease Suite #110 comprising approximately One Thousand, Six Hundred and Five (1,605) square fee, at such time as the space becomes available for rental. The current lease for Suite #110 expires on October 31st, 1998. The lease includes an option to renew for a further term of Two (2) Years expiring on October 31st, 2000. The Landlord will not allow any further options to renew to this lease, unless Lifeline Systems (Canada) Inc. does not wish to lease Suite #110 at that time. Upon receipt of notice from the Landlord or impending availability of Suite #110, the Tenant will have thirty (30) days to decide. Upon the expiration of the thirty days after notice no further notification will be required and if the Tenant has not indicated its binding intention to lease within such time then this right of "opportunity to lease" shall lapse and be of no further effect.

27.       LEASE ENTIRE AGREEMENT

          THE TENANT acknowledges that there are no covenants, representations, warranties, agreements or conditions expressed or implied, collateral or otherwise forming part of or in any way affecting or relating to this Lease save as expressly set out in this Lease and that this Lease constitutes the entire agreement between the Landlord and the Tenant and may not be modified except as herein explicitly provided, or except by subsequent agreement in writing of equal formality hereto executed by the Landlord and the Tenant.

28.       SUBORDINATION

          PROVIDED that upon the request of the landlord this Lease and everything herein contained shall be deemed to be subordinate to any charge or charges from time to time created by the Landlord with respect to the Building of which the Premises form part, by way of mortgage, and the Tenant hereby covenants and agrees that it will promptly, at any time and from time to time, as required by the Landlord during the Term hereof, execute all documents and give all further assurances to this proviso as may be reasonably required to effectuate the postponement of its rights and privileges hereunder to the holder or holders of such charge(s).

29.       NOTICE

          ANY NOTICE required or contemplated by any provisions of this Lease shall be given in writing enclosed in a sealed envelope addressed, in the case of notice to the Landlord to it at Suite 305, 95 Barber Greene Road, Don Mills, Ontario, M3C 2A2 and in the case of notice to the Tenant to it at the postage prepaid. The time of giving of such notice shall be conclusively deemed to be the second business day (Saturdays, Sundays and Statutory Holidays excluded) after the day of such mailing. Such notice shall also be sufficiently given if and when the same shall be delivered, in the case of notice to the Tenant, to it personally or to an executive officer of the Tenant, to it personally or to an executive officer of the Tenant if the Tenant is a corporation. Such notice, if delivered, shall be conclusively deemed to have been given and received at the time of such delivery. If in this Lease two or more persons are named as Tenant, such notice shall also be sufficiently give if and when the same shall be delivered personally to any one of such persons. Provided that either party may, by notice to the other, from time to time designate another address in Canada to which notices mailed more than ten (10) days thereafter shall be addressed.

30.       CAPTIONS

          THE CAPTIONS appearing in this Lease have been inserted as a matter of convenience and for reference only and in no way define, limit or enlarge the scope or meaning of this Lease nor any of the provisions hereof.

31.       EFFECT OF LEASE

          THIS INDENTURE and everything herein contained shall extend to and bind and may be taken advantage of by the respective heirs, executors, administrators, successors and assigns, as the case may be of each and every of the parties hereto, subject to the granting of consent by the landlord as provided in paragraph 8(f) to any assignment or sublease, and where there is more than one Tenant or there is a female party or a corporation, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.

32. Words importing the singular number only shall include the plural and vice versa, and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

          IN WITNESS WHEREOF the parties hereto have executed this indenture.


SIGNED, SEALED AND DELIVERED    )     SAMUEL SARICK LIMITED
in the Presence of:             )                                   (Landlord)
                                )
                                )
                                )     Per: ___________________________
                                )
                                )     GRADUATE HOLDINGS LIMITED
                                )                                   (Landlord)
                                )
                                )
                                )     Per: ___________________________
                                )
                                )     LIFELINE SYSTEMS (CANADA) INC.
                                )                                     (Tenant)
                                )
                                )     Per: ___________________________
                                )
                                )
                                )     Per: ___________________________
                                )
                                )     LIFELINE SYSTEMS INC.
                                )                                     (Tenant)

                                      Per: ___________________________


                                      Per: ___________________________

                         RULES AND REGULATIONS FORMING
                           PART OF THE WITHIN LEASE


1. The sidewalk, entry passages, elevators, fire escapes and common stairways shall not be obstructed by any of the Tenants or used by them for any other purpose other than for ingress and egress to and from their respective Premises. Tenants will not place or allow to be placed in the Building corridors or public stairways any waste paper, dust, garbage, refuse or anything whatever that would tend to make them unclean or untidy.

2. The skylights and windows that reflect or admit light into passageways and common areas of the Building shall not be covered or obstructed by any of the Tenants, and no awnings shall be put up, without written consent of the Landlord.

3. The water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed, and no seeping, rubbish, rags, ashes or other substances shall be thrown therein. Any damage resulting by misuse shall be borne by the Tenant by whom or by whose agents, servants or employees the same is caused. Tenants shall not let the water run unless in actual use, nor shall they deface any part of said Building.

4. No Tenant shall do or permit anything to be done in said Premises or bring or keep anything therein which will in any way increase the risk of fire, or obstruct or interfere with the rights of other Tenants, or violate or act at variance with the laws relating to fires or with the regulations of the fire Department or the Board of Health.

5. Tenants, their clerks or servants, shall not make or commit any improper noises in the Building, lounge about doors or corridors, or interfere in any way with other Tenants or those having business with them.

6. Nothing shall be thrown by the Tenants, their clerks or servants out of windows or doors or down the passages, elevator shafts or skylights of the Building.

7. No birds or animals shall be kept in or about the Premises nor shall the Tenants operate or permit to be operated any musical or sound producing instrument or device inside or outside the Premises which may be heard outside the Premises.

8. No one shall use the Premises for sleeping apartments or residential purposes, or for the storage of personal effects or article other than those required for business purposes.

9.   The Landlord shall have the right:

     (a) to require all persons entering or leaving the Building during such hours as the Landlord may reasonably determine to identify themselves to a watchman by registration or otherwise to establish their right to enter or leave; and

     (b) to exclude or expel any peddler or beggar at any time from the Premises or the Building.

10. All Tenants must observe strict care not to allow their windows to remain open so as to admit rain or snow, or so as to interfere with the heating of the Building. Any injury or damage caused to the Building or its appointments, furnishings, heating and other appliances, or by reason of any other misconduct or neglect upon the part of the Tenant or any other person or servant subject to him shall be made good by the Tenant in whose Premises the neglect, interference or misconduct occurred.

11. It shall be the duty of the respective Tenants to assist and cooperate with the Landlord in preventing injury to the Premises demised to them respectively.

12. No inflammable oils or other inflammable, dangerous or explosive materials shall be placed on the outside of window sills or projections.

13. Furniture, effects and supplies shall not be taken into or removed from the Premises, except at such time and in such manner as may be previously approved by the Landlord.

14. No bicycles or other vehicles shall be brought within said Building except in the parking garage.

15. Business machines, filing cabinets, heavy merchandise or other articles liable to overload, injure or destroy any part of the Building shall not be taken into it without the written consent of the Landlord and the Landlord shall in all cases retain the right to prescribe the weight and proper position of all such articles and the times and routes for moving them into or out of the Building; the cost of repairing any damage done to the Building by such moving or by keeping any such articles on the Premises shall be paid by the Tenant.

16. The Tenant shall not place any additional lock upon any door of the Building without the written consent of the Landlord.

17. The Tenant shall give the Landlord prompt notice of any accident to or any defect in the plumbing, heating, air conditioning, mechanical or electrical apparatus or any other part of the Building.

18. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises.

19. The Tenant shall not install or permit the installation or use of any machine dispensing goods for sale in the Premises or the Building or permit the delivery of any food or beverage to the Premises.

20. The lining of all window drapes facing the interior surface of the exterior windows shall be subject to the prior approval of the Landlord as to colour and material and the Tenant shall not hand and will remove any draperies which in the Landlord's opinion do not conform to any uniform scheme of window coverings established for the Building.

21. The Landlord shall have the right to make such other and further reasonable rules and regulations as in its judgement may from time to time needful for the safety, care, cleanliness and appearance of the Premises and the Building, and for the preservation of good order therein, and the same shall be kept and observed by the Tenants,their clerks and servants.

22. The Tenant agrees to the foregoing RULES AND REGULATIONS, which are hereby made a part of this lease, and each of them, and agrees that for such persistent infraction of them, or any of them, as may in the opinion of the Landlord be calculated to annoy or disturb the quiet enjoyment of any other Tenant, or for gross misconduct upon the part of the, or any one under him, the Landlord may declare a forfeiture and cancellation of the accompanying lease and may demand possession of the Premises upon one week's notice.